UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.
4235 Commerce Street
Little River, South Carolina 29566

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on September 30, 2010

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Integrated Environmental Technologies, Ltd., a Nevada corporation, (the “Company”) to be held on September 30, 2010, at 11:00 a.m., local time, at Barefoot Resort Lakeside Conference Center, located at 2200 Premier Resorts, North Myrtle Beach, South Carolina.   The purpose of our Annual Meeting is to do the following:

1.	To vote on our proposal to amend our Amended & Restated Articles of Incorporation and our Bylaws, and to modify the staggered terms of our Board of Directors;
2.	To elect five directors of the Company, to serve in staggered terms if proposal 1 passes as set forth in the accompanying Proxy Statement, or until their successors have been elected and qualified;
3.	To vote on our proposal to amend our Amended & Restated Articles of Incorporation to authorize 50,000,000 shares of “blank check” preferred stock, par value $0.001 per share;
4.	To vote on our proposal to approve the 2010 Stock Incentive Plan;
5.	To ratify the appointment of Weaver & Martin, LLC as our independent auditors for the fiscal year ending December 31, 2010; and
6.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

Please read the proxy statement and exhibits concerning Integrated Environmental Technologies, Ltd., which are mailed with this notice, for a more complete statement regarding the proposals to be acted upon at the Annual Meeting.

Our Board of Directors has fixed the close of business on August 19, 2010 as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.  A list of such stockholders will be available for examination by any stockholder at the Annual Meeting.  For ten days prior to the Annual Meeting, this list will also be available for inspection by stockholders, for any purpose germane to the meeting, during normal business hours at the Company’s Executive offices at 4235 Commerce Street, Little River, South Carolina 29566.

By Order of the Board of Directors

William E. Prince
Chief Executive Officer

Little River, South Carolina
________, 2010

IMPORTANT

Your vote is important.  Whether or not you expect to attend the Annual Meeting in person, we urge you to please vote your shares at your earliest convenience.  This will ensure the presence of a quorum at the meeting.  We urge you to promptly vote your shares by signing, dating and mailing the enclosed proxy.  Doing so will save the Company the expense and extra work of additional solicitation.  Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

2010 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
TABLE OF CONTENTS

		PAGE
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS		1

PROPOSAL NUMBER 1 –	Approval of Amendments to Governing Documents to Modify the	1
	Staggered Terms of the Classified Board of Directors

PROPOSAL NUMBER 2 –	Election of Directors and Management Information	3

PROPOSAL NUMBER 3 –	Amending the Articles of Incorporation to Authorize Preferred Stock	12

PROPOSAL NUMBER 4 –	Approval of the 2010 Stock Incentive Plan	13

PROPOSAL NUMBER 5 –	Ratification of Weaver & Martin, LLC as Auditors for the Fiscal	17
	Year 2010

OTHER MATTERS

EXHIBIT A – Amended & Restated Articles of Incorporation		A-1

EXHIBIT B – Amended & Restated Bylaws		B-1

EXHIBIT C – 2010 Stock Incentive Plan		C-1

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.
4235 Commerce Street
Little River, South Carolina 29566

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
__________, 2010

This statement is furnished in connection with the solicitation by the Board of Directors of Integrated Environmental Technologies, Ltd. (hereinafter the “Company”) of proxies in the accompanying form for the Annual Meeting of Stockholders to be held on September 30, 2010 at 11:00 a.m. and at any adjournment thereof.

This proxy statement and the enclosed form of proxy were first sent to stockholders on or about _________, 2010.

If the form of proxy enclosed herewith is executed and returned as requested, it may nevertheless be revoked by the stockholder at any time prior to the Annual Meeting by filing an instrument revoking it or by submitting a duly executed proxy bearing a later date.

Solicitation of proxies will be made by mail and by the Company’s Chairman, William E. Prince.  The Company will reimburse brokerage firms, banks, trustees and others for their actual out-of-pocket expenses in forwarding proxy material to the beneficial owners of its common stock.

As of the close of business on August 19, 2010, the record date for the Annual Meeting, the Company had outstanding and entitled to vote 105,761,228 shares of Common Stock.  Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the Company’s stockholders.  Only stockholders of record at the close of business on August 19, 2010 are entitled to vote at the Annual Meeting or at any adjournment thereof.

The presence at the meeting, in person or by proxy, of the holders of Common Stock holding in the aggregate a majority of the voting power of the Company’s stock entitled to vote shall constitute a quorum for the transaction of business.  Directors are elected by a plurality of votes properly cast by the holders of shares entitled to vote in the election at the Annual Meeting at which a quorum is present.  A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the election (five at the Annual Meeting).  Votes attempted to be cast against a director nominee are not given legal effect and are not counted as votes cast in an election of directors.  Each of the other proposals requires the favorable vote of a majority of the shares present, either by proxy or in person, and entitled to vote.  Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of Directors or any other proposal and accordingly will have no effect.

Stockholders who send in proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

PROPOSAL 1.  APPROVAL OF AMENDMENTSTO GOVERNING DOCUMENTS TO MODIFY THE STAGGERED TERMS OF THE CLASSIFIED BOARD OF DIRECTORS

Under our Bylaws and Amended & Restated Articles of Incorporation (“Articles”), our Board of Directors (the “Board”) is divided into three classes (Class I, Class II and Class III).  Class I consists of two Directors who serve a three-year term.  Class II consists of two Directors who currently serve a two-year term.  Class III consists of one or two Directors who currently serve a one-year term.  We would like to change the staggered terms of all three classes of Directors to three-year terms after their original terms expire.  We believe that electing all Directors to staggered three-year terms will help ensure that the majority of the Board has sufficient experience and knowledge of the Company such that they can contribute to the best long-term interests of stockholders.

Accordingly, the Board recommends that Article III, Section 3. Classified Board of the Bylaws and Article VIII – Classified Board of the Articles be amended to provide that all three classes of Directors are elected to staggered three-year terms after their original terms expire as follows:  The first group, Class III, shall hold office until the 2011 annual meeting and shall be elected for three-year terms thereafter.  The second group, Class II, shall hold office until the 2012 annual meeting and shall be elected for three-year terms thereafter.  The third group, Class I, shall hold office until the 2013 annual meeting and shall be elected for three-year terms thereafter.  The Directors in each group shall hold office until the annual meeting at which their terms expire and until their respective successors are elected and qualified.  At each annual meeting, a number of Directors shall be elected equal to the number of Directors whose terms shall have expired at the time of such meeting.

The Classified Board amendment also provides that a vacancy on the Board may be filled by the remaining directors, acting by majority vote.  Any director so chosen to fill a vacancy will hold office until the next election of the class for which he or she has been chosen and until a respective successor shall have been elected and qualified.

Copies of the proposed Amended & Restated Articles of Incorporation and Amended & Restated Bylaws are attached hereto as Exhibit A and Exhibit B.

Information concerning the current nominees for election as Directors and the terms that they will serve if Proposal 1 is approved is contained in Proposal 2.  If Proposal 1 is not approved, all Directors will be elected at the Annual Meeting of stockholders following the ends of their current respective terms and until their successors are elected and qualified.

ANTI-TAKEOVER IMPLICATIONS

Proposal 1 would affect every election of directors and would not be triggered by the occurrence of a particular event, such as a hostile takeover attempt.  Therefore, a classified board may make it more difficult for stockholders to change the majority of directors even when the only reason for the change may be the performance of the present directors.  If adopted, this provision would apply to every election of directors, rather than only an election occurring after a change in control of the Company.

The Board of Directors is not proposing Proposal 1 for the foregoing reasons, but rather because the Board of Directors believes the proposal is in the best interests of the Company and its stockholders in order to help ensure stability and continuity in the management of the Company’s business and affairs.  Although no proxy contest or attempt to replace all of the board members has occurred to date, the Board believes that the longer time required to elect a majority of a classified Board will help to prevent the occurrence of such problems in the future.  Adoption of a classified board will encourage a purchaser to negotiate directly with the Company.  Moreover, the Board believes that stockholders are more likely to be treated fairly in a transaction negotiated by directors than in one accomplished without the required approval of such directors.  Furthermore, the Board believes that it is in a better position than an individual stockholder of the Company to negotiate effectively on behalf of all stockholders in a proxy contest situation.

The Company is not aware of any specific effort to accumulate the Company’s stock or to obtain control of the Company or its Board by means of a solicitation in opposition to management; therefore, this proposed amendment is not raised in response to such an effort.  However, in the event such an effort arises, the adoption of this proposal will enhance the ability of management to resist the effort.  Although the Board may review other possible anti-takeover programs, the Board has no present intention of proposing additional amendments to the Articles or the Bylaws that would affect the ability of a third party to change control of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE ARTICLES AND BYLAWS TO MODIFY THE STAGGERED TERMS OF THE CLASSIFIED BOARD OF DIRECTORS.

PROPOSAL 2.  ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

At the 2010 Annual Meeting of Stockholders, a Board of Directors consisting of five members will be elected, each Director to hold office until their term expires or a successor is elected and qualified, or until the Director resigns, is removed or becomes disqualified.  We currently have five Directors.

Class	Directors	Age	Title	Term
I	William E. Prince	59	President, Chairman, Treasurer	Since 2003
	E. Wayne Kinsey, III	58	Vice-Chairman	Since 2007

II	David N. Harry	58	Director	Since 2007
	Marion C. Sofield	49	Secretary, Director	Since 2004

III	Dr. Valgene L. Dunham	68	Director	Since 2004

Our Board has nominated for election our current five members of the Board of Directors listed above.

If Proposal 1 is approved, Class I Directors will serve an initial term expiring at the annual meeting in 2013 and shall be elected for three-year terms thereafter, Class II Directors will serve an initial term expiring at the annual meeting in 2012 and shall be elected for three-year terms thereafter, and Class III Directors will serve an initial term expiring at the annual meeting in 2011 and shall be elected for three-year terms thereafter.  If Proposal 1 is not approved, all Directors will be elected at the next Annual Meeting of stockholders following the ends of their original respective terms and until their successors are elected and qualified.

The nominees have consented to their nomination to the Board of Directors, and will serve if elected.  The Company has no reason to believe that any of the nominees will be unavailable to serve as Directors.

The following information is provided regarding the nominees for election to the Board of Directors.

William E. Prince has served as President, Chairman of the Board, and a Director of the Company since August 27, 2003.  Presently, Mr. Prince is also the Chief Executive Officer of IET, Inc.  Mr. Prince served as Executive Director of the Albemarle Economic Development Commission from 1999 to August 2003.  Mr. Prince was Branch and Regional Manager of Law/Gibb Group, an employee-owned international environmental engineering consulting firm, from 1996 to 1999.  Mr. Prince was Vice President and Branch Manager for Froehling & Robertson, a family-owned environmental consulting firm from 1994 to 1996.  From 1990 to 1994, Mr. Prince served as Vice President for Business Development and was a principal and owner with Ragsdale Consultants, Inc. and DSA Design Group, both privately-held engineering and environmental consulting firms.  From 1979 to 1990, Mr. Prince held various management positions with Law Engineering and Environmental Services, an employee-owned international consulting firm.  Primary responsibilities were new ventures and company growth.

E. Wayne Kinsey, III has served as Vice Chairman of the Board since June 21, 2007.  Since 1981, Mr. Kinsey has served as President and CEO of Benchmark Performance Group, Inc.  He began his career in the oilfield pumping services industry in 1975 as an equipment operator in Seagraves, Texas.  By 1981, Mr. Kinsey had become Distribution Manager for a major pumping services company’s materials procurement, specialty blending and transportation and distribution facility in Odessa, Texas.  More importantly, he had concluded by 1981 that running a successful chemicals management and supply organization - especially one serving the demanding oil and gas service industry - required much more than just an inventory of chemicals.  Thus, Chemical Blending Services, Inc. was born.  In the ensuing 25 years, Benchmark has grown under Mr. Kinsey's leadership from a simple “service first” chemical supplier into one of the world’s foremost developers and manufacturers of industrial and specialty chemicals, with an emphasis on chemical products and chemical solutions for the oil well pressure pumping service industry.  One thing has remained constant, however - a determination and commitment to provide the customer with a level of service and technical support it can find from no other chemical supplier.  In 2004, Mr. Kinsey was appointed to the Board of Directors of the Texas Enterprise Fund by Texas Speaker of the House Tom Craddick.  In 1993, Mr. Kinsey worked in support of the founding of the Hillcrest School (for children with learning differences) in Midland, Texas, and he served for several years as a member of the School's Board of Directors.  In 1997, Mr. Kinsey was appointed by then Governor George W. Bush to the Continuing Advisory Committee for Special Education.  In 2001, he was appointed to the Advisory Board of Directors of Houston Achievement Place.  A number of the patents held by Benchmark bear Mr. Kinsey’s name as an inventor.

David N. Harry has served as a Director of the Company since June 21, 2007.  Mr. Harry is the Executive Vice President and Chief Technical Officer of Benchmark.  He received his BS and MS from Stephen F. Austin State University and conducted post-graduate work in limnology and hydrology at Texas A&M University.  Mr. Harry began his career as an analytical chemist in 1977.  After spending two years in testing laboratories, Mr. Harry joined a major oilfield pressure pumping services company, where he served between 1979 and 1982 as a field chemist, District Engineer and then Regional Sales Engineer.  After another two years as Technical Manager for an independent pressure pumping services company, Mr. Harry joined Benchmark in 1984 to assist it with its growing dry and liquid chemical blending business.  Mr. Harry has been Benchmark's Chief Technical Officer since 1990, and directs all of Benchmark’s quality control, technical support and product development activities.  Under his technical leadership, over 35 patents have been issued to Benchmark, nine of which bear his name as inventor.  Mr. Harry is a member of the Society of Petroleum Engineers and the American Society of Quality Control.

Marion Sofield has served as Secretary of the Company since April 23, 2004 and as a Director of the Company since August 5, 2004.  Presently, Ms. Sofield is also Executive Vice President of Operations for IET, Inc.  Formerly the Executive Director of Matrix Technology Alliance, Inc. (2003-2004), Ms. Sofield joined our staff to develop and implement operating systems and production capabilities that have moved the Company into a production mode.  That responsibility continues as we now move into mass production mode.  Ms. Sofield has eight years of experience, from 1993-2002, in economic development management and has owned and operated two successful businesses of her own.  From 1983 through 1987, Ms. Sofield served as a Corporate Secretary/Treasurer for Lord-Wood, Larsen Associates, Inc., a civil engineering firm formerly located in West Hartford, Connecticut, where she was the recipient of Hartford’s “Business Woman of the Year” Award.  Ms. Sofield, a 1983 graduate of Radford University, was honored in Washington, D.C. as the 2003 Business Person of the Year by the United States of America’s Business Advisory Council.

Dr. Valgene L. Dunham has served as a Director of the Company since January 19, 2004.  Dr. Dunham recently retired from the position of Vice President for Grants, Contract Administration and Research Planning for Coastal Carolina University in South Carolina, and continues to serve as a liaison between Coastal Carolina University and the Company on research programs.  Dr. Dunham served as President of the South Carolina Academy of Science in 2002.  In the fall semester of 2002, Dr. Dunham served as the Special Assistant to the President of Coastal Carolina University.  In the summer of 2002, Dr. Dunham served as Interim Provost of Coastal Carolina University.  From 1995 through 2002, Dr. Dunham served as Dean of the College of Natural & Applied Sciences of Coastal Carolina University.  In 1969, Dr. Dunham received his Ph.D. in Botany from Syracuse University in New York.  In 1965, Dr. Dunham received his Masters in General Science from Syracuse University in New York.

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon.  We expect each nominee to be able to serve if elected, but if any nominee notifies us before this meeting that he or she is unable to do so, then the proxies will be voted for the remainder of those nominated and, as designated by the Directors, may be voted (i) for a substitute nominee or nominees, (ii) in favor of holding a vacancy to be filled by our current Directors, or (iii) to elect such lesser number to constitute the whole Board as equals the number of nominees who are able to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES.

Director Independence

Since the Over the Counter Bulletin Board (“OTCBB”) does not have rules regarding director independence, the Board makes its determination as to director independence based on the definition of “independence” as defined under the rules of the New York Stock Exchange (“NYSE”) and American Stock Exchange (“Amex”).  Our Board has not made the determination whether any of our Directors are considered independent, as defined in Section 803A of the NYSE Amex LLC Company Guide.  Therefore, as of the date of this filing, each Director should be considered as non-independent.

Board of Directors’ Leadership Structure and Role in Risk Oversight

William E. Prince, our Chief Executive Officer, serves as the Chairman of the Board of Directors.  The Board believes this leadership structure provides the most efficient and effective leadership model for the Company by enhancing the Chairman and Chief Executive Officer’s ability to provide clear insight and direction of business strategies and plans to both the Board and management.  The Board regularly evaluates its leadership structure and currently believes IET can most effectively execute its business strategies and plans if the Chairman is also a member of the management team.  A single person, acting in the capacities of Chairman and Chief Executive Officer, promotes unity of vision and leadership, which allows for a single, clear focus for management to execute the company’s business strategies and plans.  While the Board has not made a determination as to director independence and all our Directors are considered as non-independent we do not have a designated lead independent director.

We take a comprehensive approach to risk management which is reflected in the reporting process by which our management provides timely and comprehensive information to the Board to support the Board’s role in oversight, approval and decision-making.  Our senior management is responsible for assessing and managing the company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies.  The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management.  The Board exercises these responsibilities periodically as part of its meetings.  In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Board of Directors’ Meetings

Board of Directors’ actions were taken in 2009 at one meeting of Directors and upon two occasions by Directors’ unanimous written consent.  In fiscal year 2010 to date, Board of Directors’ actions were taken at three regularly scheduled and five special called meetings, and upon two occasions by Directors’ unanimous consent.  Each Director attended all meetings of the Board of Directors, either in person or telephonically, except that Mr. E. Wayne Kinsey, III was not present at three meetings in 2010, and Mr. David N. Harry was not present at one meeting in 2010.  Directors are encouraged but not required to attend annual meetings of the Corporation’s shareholders.

Board Committees

Our Directors act as our Audit Committee, and perform the same functions as an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements, reviewing the independent auditor’s independence, the financial statements and their audit report, and reviewing management's administration of the system of internal accounting controls.  The Company does not currently have a written Audit Committee charter or similar document.  We have no financial expert on the Board.  We believe the cost related to retaining a financial expert at this time is prohibitive.

On April 15, 2010 at a regularly scheduled meeting, the Board of Directors established a Nominating Committee.  The committee currently consists of three members:  Mr. William E. Prince, Mr. E. Wayne Kinsey, III, and Dr. Valgene L. Dunham.  The Company does not currently have a written Nominating Committee charter or similar document.

Director Nominations

The Board has determined that members of the Nominating Committee shall participate in the selection of nominees for Director, since each member will work and interact with each nominee and each member brings unique skills and experience to the process of evaluating personnel.  Our Nominating Committee approved the selection of each nominee for Director named in this proxy statement.

Generally, nominees for Director are identified and suggested by the members of the Nominating Committee using various methods.  The Board has not retained any executive search firms or other third parties to identify or evaluate Director candidates in the past and does not intend to in the near future.  In selecting a nominee for Director, the Nominating Committee considers the following criteria:

1.
whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy-/policy-setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company;

2.
whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

3.
whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to the Company’s current or future business, will add specific value as a Board member; and

4.	whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his service.

The Nominating Committee has not established any specific minimum qualifications that a candidate for Director must meet in order to be recommended for Board membership.  Rather, the Nominating Committee will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a Director.  The Company does not have a specific policy regarding the consideration of diversity in identifying nominees for Director.  The Nominating Committee looks for individuals who have very high integrity, business savvy, an owner-oriented attitude and a deep genuine interest in the Company.

During 2009, the Company received no recommendations for Directors from its stockholders.

With respect to the selection of director nominees at the 2010 Annual Meeting of Stockholders, the Nominating Committee recommended that the Board nominate the five directors currently serving on the Board.  The Board considered and accepted this recommended slate of nominees.

The Company will consider for inclusion in its nominations of new Board of Directors nominees proposed by stockholders who have held at least one percent of the outstanding voting securities of the Company for at least one year.  Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources.  Any stockholder who wishes to recommend for the Company’s consideration a prospective nominee to serve as a Class III Director on the Board of Directors for 2011may do so by giving the candidate’s name and qualifications in writing to the Company’s Secretary at the following address:  4235 Commerce Street, Little River, South Carolina 29566, no later than March 31, 2011.

Director Compensation

All Directors will be reimbursed for expenses incurred in attending Board or committee meetings.  Additionally, Directors are awarded shares of restricted common stock as compensation for attendance at board meetings.

During the fiscal year ended December 31, 2009, the Directors accrued compensation in the amount of $3,250.  On January 21, 2010, the Board approved the issuance of a total of 25,000 shares of common stock as compensation for attendance at board meetings in the fourth quarter of 2008 through the fourth quarter of 2009.  The 25,000 shares were issued on February 2, 2010, and were valued at $6,500 ($3,250 for 2008 and $3,250 for 2009 compensation).

The following table sets forth the summary compensation information (described above) for each of our non-employee Directors:

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Valgene L. Dunham	-0-	$ 1,300(3)	-0-	-0-	-0-	-0-	$ 1,300
David N. Harry	-0-	$ 1,300(3)	-0-	-0-	-0-	-0-	$ 1,300
E. Wayne Kinsey, III	-0-	$ 1,300(3)	-0-	-0-	-0-	-0-	$ 1,300
(1)
Amounts reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718, and are not necessarily an indication of which executives received the most gains from previously-granted equity awards. The grant date fair value of each stock award is measured based on the closing price of our common stock on the date of grant.

(2)
Amounts reflect the aggregate grant date fair value of option awards as well as any modification charge computed in accordance with FASB ASC Topic 718, and are not necessarily an indication of which executives received the most gains from previously-granted equity awards. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes option pricing model. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of our options, refer to notes 2 and 6 to the consolidated financial statements contained in our 2009 Annual Report on Form 10-K filed on April 14, 2010.

(3)	Amount represents the estimated total fair market value of 5,000 shares of common stock (2,500 of which were for 2008 compensation) issued for services as a Director.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board or a particular Director may send a letter to the Secretary of the Corporation at 4235 Commerce Street, Little River, South Carolina 29566.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.”  The Corporate Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the Chairman of the Board, the Board of Directors, or other individual Directors as appropriate.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
(3)	Compliance with applicable governmental laws, rules and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

We have not adopted a formal, written code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Our decision to not adopt such a code of ethics results from having only two officers operating as the management for the Company.  We believe that the interaction which occurs within such a small management structure eliminates the current need for such a code, in that violations of the code would be reported to the party generating the violation.

Transactions with Related Persons

On June 20, 2007, we executed a Stock Acquisition Agreement with Benchmark Performance Group, Inc.  The contract provided for an equity investment of $3,500,000 over a period of 30 months in seven installments.  On August 26, 2008, we executed an addendum to the investment agreement and contract with Benchmark, wherein we agreed that as a result of an economic down-turn, it was in the best interest of the Company and Benchmark to make the fifth installment payment early and prior to October 31, 2008 as previously agreed in the original investment agreement.  As consideration for the acceleration of the fifth installment, we reduced the payment amount to $400,000 from $500,000.  As of November 16, 2009, we received all seven installments for a total of $3,400,000.  In connection with the Stock Acquisition Agreement, we entered into an Exclusive License and Distribution Agreement with Benchmark, wherein we granted to Benchmark the exclusive, world-wide right, license and authority to market, sell and distribute for use in the manufacture of fluids and solutions used in Oilfield Applications.  This agreement further establishes technology fees to be paid to the Company per gallon of EcaFlo® fluids sold by Benchmark within the oil and gas industry.  E. Wayne Kinsey, III, a current Director of the Company, is the President and CEO of Benchmark and David N. Harry, a current Director of the Company, is Executive Vice President and Chief Technical Officer of Benchmark.

Executive Compensation

Overview of Compensation Program

We do not currently have a Compensation Committee of the Board of Directors.  Until a formal committee is established, our entire Board of Directors has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy.  The Board ensures that the total compensation paid to the executives is fair, reasonable and competitive.

Compensation Philosophy and Objectives

The Board believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value.  As a result of the size of the Company and only having two executive officers, the Board evaluates both performance and compensation on an informal basis.  Upon hiring additional executives, the Board intends to establish a Compensation Committee to evaluate both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly-situated executives of our peer companies.  To that end, the Board believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation that reward performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

The Board makes all compensation decisions for, and approves recommendations regarding equity awards to, the executive officers and Directors of the Company.  Decisions regarding the non-equity compensation of other employees of the Company are made by management.

2009 Executive Compensation Components

For the fiscal year ended December 31, 2009, we continued to have two executive officers, whose contracts were amended on May 30, 2007.  We amended the employment agreement our Chief Executive Officer, William E. Prince, to increase his annual salary from $74,400 to $130,000 and extend the termination date from December 31, 2009 to March 30, 2012.  We also amended the employment agreement of our Executive Vice President of Operations, Marion C. Sofield, to increase her annual salary from $72,000 to $110,000 and extend the termination date from December 31, 2009 to March 30, 2012.

No actions took place in 2009 relative to Executive Compensation.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by our Chief Executive Officer, William E. Prince, and our Executive Vice President of Operations, Marion C. Sofield, for the last three fiscal years ended December 31, 2009, 2008 and 2007.  The table includes compensation for services as a Director paid to our executive officers.

SUMMARY COMPENSATION TABLE
Name and Principal Positions	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compen-sation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
William E. Prince,
CEO/President/ Treasurer/ Board Chairman	2009	$135,000	-0-	$66,300 (3)	-0-	-0-	-0-	$4,800	$206,100
	2008	$129,620	-0-	$18,250 (4)	-0-	-0-	-0-	$4,800	$152,670
	2007	$115,267	-0-	-0-	$54,287(5)	-0-	-0-	$4,800	$174,354

Marion C. Sofield,
Executive Vice President of Operations/Secretary/ Director	2009	$114,230	-0-	$33,800(6)	-0-	-0-	-0-	$4,800	$152,830
	2008	$108,778	-0-	$9,500 (7)	-0-	-0-	-0-	$4,800	$123,078
	2007	$92,964	-0-	-0-	$27,144 (8)	-0-	-0-	$4,800	$124,908
1.
Amounts reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718, and are not necessarily an indication of which executives received the most gains from previously-granted equity awards. The grant date fair value of each stock award is measured based on the closing price of our common stock on the date of grant.

2.
Amounts reflect the aggregate grant date fair value of option awards as well as any modification charge computed in accordance with FASB ASC Topic 718, and are not necessarily an indication of which executives received the most gains from previously-granted equity awards. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes option pricing model. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of our options, refer to notes 2 and 6 to the consolidated financial statements contained in our 2009 Annual Report on Form 10-K filed on April 14, 2010.

3.
Amount represents the estimated total fair market value of 255,000 shares of common stock issued for services as an employee and Director.  Of the 255,000 shares, 5,000 was issued for services as a Director (2,500 of which were for 2008 compensation).

4.
Amount represents the estimated total fair market value of 365,000 shares of common stock issued for services as an employee and Director.  Of the 365,000 shares, 15,000 was issued for services as a Director (7,500 of which were for 2007 compensation).

5.
Amount represents the estimated total fair market value of 500,000 options to purchase shares of common stock at $0.12 per share, expiring December 31, 2011, issued for services as an employee and Director.

6.
Amount represents the estimated total fair market value of 130,000 shares of common stock issued for services as an employee and Director.  Of the 130,000 shares, 5,000 was issued for services as a Director (2,500 of which were for 2008 compensation).

7.
Amount represents the estimated total fair market value of 190,000 shares of common stock issued for services as an employee and Director.  Of the 190,000 shares, 15,000 was issued for services as a Director (7,500 of which were for 2007 compensation).

8.
Amount represents the estimated total fair market value of 500,000 options to purchase shares of common stock at $0.12 per share, expiring December 31, 2011, issued for services as an employee and Director.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Option (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
William E. Prince	500,000(1)	--	--	0.12	12/31/2011	--	--	--	--

Marion C. Sofield	250,000(2)	--	--	0.12	12/31/2011	--	--	--	--
1.	The 500,000 options were granted on March 26, 2007.
2.	The 250,000 options were granted on March 26, 2007.

Employment Agreements

William E. Prince. On May 30, 2007, we executed an amended employment agreement with our President and CEO, William E. Prince, wherein we extended the termination date from December 31, 2009 to March 30, 2012.  Additionally, we increased Mr. Prince’s annual salary from $74,400 to $130,000.

Marion C. Sofield. On May 30, 2007, we executed an amended employment agreement with our Executive Vice President, Marion C. Sofield, wherein we extended the termination date from December 31, 2009 to March 30, 2012.  Additionally, we increased Ms. Sofield’s annual salary from $72,000 to $110,000.

Termination of Employment

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person which would in any way result in payments to any such person because of his resignation, retirement, or other termination of such person’s employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company, except with respect to a breach of contract on the part of the Company.

Option Grants in Last Fiscal Year

During the years ended December 31, 2009 and 2008, we did not grant any options to our officers and Directors.

Security Ownership of Certain Beneficial Owners and Management and Directors

The following table presents information, to the best of our knowledge, about the beneficial ownership of our common stock on August 13, 2010 by those persons known to beneficially own more than 5% of our capital stock and by our Directors and executive officers.  The percentage of beneficial ownership for the following table is based on 105,261,228 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose.  Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power.  It also includes shares of common stock that the stockholder has a right to acquire within 60 days after August 13, 2010 pursuant to options, warrants, conversion privileges or other rights.  The percentage of ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Security Ownership of Management and Directors
Name of Beneficial Owner (1)	Number of Shares	Percent Beneficially Owned (2)
William E. Prince, President, CEO & Board Chairman 165 Parkway Lane Little River, SC 29566	1,832,500(3)	2%
Marion C. Sofield, Executive Vice President, Secretary & Director 1336 Waterway Drive North Myrtle Beach, SC 29582	832,500(4)	1%
Dr. Valgene L. Dunham, Director 106 Vassal Court Conway, SC 29526	61,000	--
E. Wayne Kinsey III, Board Vice-Chairman (5) 2801 Post Oak Boulevard., Suite 400 Houston, TX 77056	35,017,500(5)	33%
David N. Harry, Director 2801 Post Oak Boulevard., Suite 400 Houston, TX 77056	17,500	--
Directors & Officers as a Group	37,761,000	36%

(1)
As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to Common Stock (i.e., the power to dispose of, or to direct the disposition of, a security).

(2)	Rounded to the nearest whole percentage.
(3)	Includes 500,000 options to purchase shares of our common stock at $0.12 per share (expiring on December 31, 2011).
(4)	Includes 250,000 options to purchase shares of our common stock at $0.12 per share (expiring on December 31, 2011).
(5)
Benchmark Performance Group, Inc. was issued 35,000,000 shares of common stock pursuant to a Stock Acquisition Agreement dated June 20, 2007.  Mr. Kinsey is the President, CEO and 81.4% stockholder of Benchmark.

Security Ownership of Certain Beneficial Owners
Name of Beneficial Owner (1)	Number of Shares	Percent Beneficially Owned (2)
Zanett Opportunity Fund, Ltd. (3) (4) (5)* c/o Appleby Spurling Canon's Court 22 Victoria Street P.O. Box HM 1179 Hamilton, Bermuda HM 1179	15,157,423(3)	14%
McAdoo Capital, Inc. (4) (5)* 635 Madison Avenue, 15th Floor New York, NY 10022	256,906(4)	--
Beneficial Owners as a Group	15,414,323	15%

(1)
As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to Common Stock (i.e., the power to dispose of, or to direct the disposition of, a security).

(2)	Rounded to the nearest whole percentage.
(3)
Includes: (i) 5,900,000 shares issuable pursuant to warrants acquired August 19, 2009; (ii) 6,159,923 shares acquired pursuant to the conversion on December 31, 2009 of the 12% convertible notes due in 2009; (iii) 2,950,000 shares issuable pursuant to warrants acquired pursuant to the December 31, 2009 conversion; and (iv) 147,500 shares issuable at the Fund's option in satisfaction of a loan fee.

(4)
McAdoo Capital, Inc. exercises investment discretion over the Fund's 15,157,423 shares of Common Stock, in addition to the 256,906 shares McAdoo Capital beneficially owns, which include: (i) 100,000 shares issuable pursuant to warrants acquired August 19, 2009; (ii) 104,406 shares acquired pursuant to the conversion on December 31, 2009 of the 12% convertible note due in 2009; (iii) 50,000 shares issuable pursuant to warrants acquired pursuant to the December 31, 2009 conversion; and (iv) 2,500 shares issuable at McAdoo Capital's option in satisfaction of a loan fee.

(5)
Zachary McAdoo exercises investment discretion over shares beneficially owned by McAdoo Capital (including the shares owned by the Fund) by virtue of his position as President.  This report shall not be construed as an admission that McAdoo Capital or Mr. McAdoo are the beneficial owners of the Fund's shares for any purposes.

*The information used for the table of Security Ownership of Certain Beneficial Owners is based on the information reported on the beneficial owners’ Schedule 13G filings.

Section 16(a) Beneficial Owner Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and Directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC.  Executive officers, Directors and greater-than-ten-percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and Directors, we believe that as of the date of this filing they were all current in their filings.

PROPOSAL 3.  AMENDING THE ARTICLES OF INCORPORATION TO AUTHORIZE PREFERRED STOCK

Authorization of Preferred Stock

Our Board of Directors recommends an amendment to Article VI – Capital Stock, Section 1. Authorized Shares of our Amended and Restated Articles of Incorporation to authorize 50,000,000 shares of “blank check” preferred stock and to submit this amendment for stockholder approval.  This type of preferred stock allows the Board of Directors to divide the preferred shares into series, to designate each series, to fix and determine separately for each series any one or more relative rights and preferences, and to issue shares of any series without further stockholder approval.  The purpose for establishing the class of preferred shares is to give the Company the flexibility to take advantage of various business opportunities, including financing, stockholders’ rights plans and other corporate purposes.

The preferred stock will enable the Company, at the option of the Board of Directors, to issue series of preferred shares in a manner calculated to take advantage of financing techniques that may provide a lower effective cost of capital to the Company.  The availability of “blank check” preferred shares for issuance in the future will give the Company greater flexibility and permit such shares to be issued without the expense and delay of a special stockholders’ meeting.

At this current time, we do not have any plans, proposals or arrangements to issue any of the newly available shares of “blank check” preferred stock and the authorization of the “blank check” preferred shares is not in response to any takeover attempt or any other expression of interest indicated by a third party.

The Board of Directors will be authorized, without stockholder approval, to issue preferred shares on the terms that the Board of Directors determines in its discretion.  For example, the Board of Directors will be able to determine the voting rights; dividend or distribution rates; dates for payment of dividends or distributions; whether dividends are cumulative, that is, whether dividends must first be paid on outstanding preferred shares that are issued before common share dividends are paid; any other preference rights; liquidation prices; redemption rights and prices; any sinking fund requirements; any conversion rights and prices; and any restrictions on the issuance of any series of preferred shares. Thus, further authorization for the issuance of the preferred shares by a vote of stockholders will not be solicited prior to such issuance.

One of the effects of undesignated preferred stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of our management.  The issuance of shares of preferred stock pursuant to the Board of Directors’ authority described above may adversely affect the rights of holders of common stock.  For example, preferred stock issued by the Company may rank prior to the common stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of common stock.  Accordingly, the issuance of shares of preferred stock may discourage bids for the common stock at a premium or may otherwise adversely affect the market price of the common stock.  Like the common shares, the preferred shares will have a par value of $0.001 per share.

Approval of the proposed Amendment to authorize “blank check” preferred stock requires the affirmative vote of the majority of the shares of common stock present in person or represented by proxy and entitled to vote at the 2010 Annual Meeting.  Unless marked to the contrary, proxies received will be voted for approval of this proposed Amendment.  If authorized by the requisite number of shares, the proposed Amendment will become effective upon the filing of the proposed Amended & Restated Articles of Incorporation with the Secretary of State of the State of Nevada, which will occur as soon as practicable after authorization.  The proposed Amended & Restated Articles of Incorporation are attached to this proxy statement as Exhibit A.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

PROPOSAL 4.  APPROVAL OF THE 2010 STOCK INCENTIVE PLAN

2010 Stock Incentive Plan

On July 23, 2010, our Board of Directors established the 2010 Stock Incentive Plan (the “2010 Plan”), which expires on July 22, 2020.  Our Board of Directors determined that it would be in the best interest of the Company to adopt and approve a long-term stock incentive plan which will provide employees, officers, Directors, consultants and independent contractors added incentive for high levels of performance and unusual efforts to increase the earnings and stockholder value of the Company.  We expect that equity-based incentives will comprise an important part of future compensation packages needed to attract qualified executives, key employees, Directors and consultants to the Company.  Accordingly, the Board of Directors approved the 2010 Plan.  Stockholder approval of the 2010 Stock Incentive Plan is expected to ensure that the Company will have long-term, equity-based incentives and rewards to issue to its future employees as well as to help ensure, to the extent possible, the tax deductibility by the Company of awards under the 2010 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”).  The Code, among other things, provides certain tax advantages to persons granted stock options under a qualifying “incentive stock option plan.”  In order to take advantage of the favorable tax attributes associated with such options that may be granted under the 2010 Plan, it is proposed that the stockholders approve the 2010 Plan.

The 2010 Plan is effective as of July 23, 2010.  The material terms of the 2010 Plan are summarized below.  The summary is qualified in its entirety by reference to the specific provisions of the 2010 Plan, the full text of which is set forth in Exhibit C to this proxy statement.  As of the date of this proxy statement, we have not issued shares or options under the 2010 Plan.

Purposes of the 2010 Plan

The purposes of the 2010 Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers and Directors, contractors and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

Stock Subject to the 2010 Plan

Shares that are eligible for grant under the 2010 Plan to participants include Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock.  “Incentive Options” are any options designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.  “Non-Qualified Options” are any options that are not an Incentive Option.  To the extent that any option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a ten percent stockholder or because it exceeds the annual limit, it shall to that extent constitute a Non-Qualified Option.  “Restricted Stock” are shares of Common Stock issued pursuant to any restrictions and conditions as established in the 2010 Plan.

The 2010 Plan provides that a maximum of Ten Million (10,000,000) shares of common stock are available for grant as awards under the 2010 Plan.

Administration

Authority to control and manage the operation and administration of the 2010 Plan shall be vested in the Board of Directors, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the "Committee").  Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board.  The Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 and Section 16 of the Exchange Act.  As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

The Administrator has full power and authority:  (a) to determine the persons to whom, and the time or times at which, Incentive Options or Non-Qualified Options or rights to purchase Restricted Stock shall be granted, the number of shares to be represented by each Option and the number of shares of Restricted Stock to be offered, and the consideration to be received by the Company upon the exercise of such Options or sale of such Restricted Stock; (b) to interpret the 2010 Plan; (c) to create, amend or rescind rules and regulations relating to the 2010 Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements and Stock Purchase Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a participant's rights under any Option or Stock Purchase Agreement under the 2010 Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the 2010 Plan or in any Option Agreement or Stock Purchase Agreement; (g) to accelerate the vesting of any Option or release or waive any repurchase rights of the Company with respect to Restricted Stock; (h) to extend the exercise date of any Option or acceptance date of any Restricted Stock; (i) to provide for rights of first refusal and/or repurchase rights in any Option Agreement or Stock Purchase Agreement; (j) to amend outstanding Option Agreements and Stock Purchase Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original Agreement or in furtherance of the powers provided for in the 2010 Plan; and (k) to make all other determinations necessary or advisable for the administration of the 2010 Plan, but only to the extent not contrary to the express provisions of the 2010 Plan.  Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the 2010 Plan shall be final and binding on the Company and all participants.

Eligibility

Incentive Options. Only employees of the Company or of an affiliated company (including officers of the Company and members of the Board of Directors if they are employees of the Company or of an affiliated company) are eligible to receive Incentive Options under the 2010 Plan.

Non-Qualified Options and Restricted Stock.  Employees of the Company or of an affiliated company, officers of the Company and members of the Board of Directors (whether or not employed by the Company or an affiliated company), and service providers are eligible to receive Non-Qualified Options or acquire Restricted Stock under the 2010 Plan.

Certain Federal Income Tax Consequences

Non-Qualified Stock Options

No taxable income is recognized by a participant upon the grant of a non-qualified option where the exercise price of the option is equal to the fair market value of the Company's common stock as of the date the option is granted.  All non-qualified stock options granted under the 2010 Plan must have an exercise price equal to or greater than the fair market value of the Company's common stock at the time of grant.  Upon exercise, however, the participant will recognize ordinary income in the amount by which the fair market value of the shares purchased exceeds, on the date of exercise, the exercise price paid for such shares.  The income recognized by a participant who is an employee will be subject to income tax withholding by the Company out of the participant’s current compensation.  If such compensation is insufficient to pay the taxes due, the participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation.  The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant, provided certain reporting requirements are satisfied.

If the exercise price of a non-qualified option is paid by the participant in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the participant as a result of such exercise.  If the exercise price is paid by delivering shares of Common Stock of the Company already owned by the participant or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the participant on the already-owned shares exchanged; however, the participant will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above.  The new shares received by the participant equal in number to the old shares exchanged will have the same tax basis and holding period as the participant’s basis and holding period in the old shares.  The balance of the shares received will have a tax basis equal to any cash paid by the participant plus the amount of income recognized by the participant as a result of such exercise, and will have a holding period commencing with the date of exercise.

Upon the sale or disposition of shares acquired pursuant to the exercise of a non-qualified option, the difference between the proceeds realized and the participant’s basis in the shares will be a capital gain or loss and will be treated as a long-term or short-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

Incentive Stock Options

No taxable income will be recognized by a participant under the 2010 Plan upon either the grant or the exercise of an incentive option.  Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an incentive option, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition.  As is discussed below, the exercise of an incentive option also may result in an adjustment for purposes of the alternative minimum tax.

If a sale or other disposition of the shares received upon the exercise of an incentive option occurs more than (i) one year after the date of exercise of the option and (ii) two years after the date of grant of the option, the holder will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid.  However, a sale, exchange, gift or other transfer of legal title of such stock before the expiration of either the one-year or two-year periods described above will constitute a "disqualifying disposition."  A disqualifying disposition involving a sale or exchange will result in ordinary income to the participant in an amount equal to the lesser of the fair market value of the stock on the date of exercise minus the exercise price, or the amount realized on disposition minus the exercise price.  If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized, in excess of the amount taxed as ordinary income as indicated above, will be taxed as capital gain.  A disqualifying disposition as a result of a gift will result in ordinary income to the participant in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise.  Any loss realized upon a disqualifying disposition will be treated as a capital loss.  Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which is currently more than one year for long-term capital gains).  The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant as a result of the disqualifying disposition.

If legal title to any shares acquired upon exercise of an incentive option is transferred by sale, gift or exchange, such transfer will be treated as a disposition for purposes of determining whether a "disqualifying disposition" has occurred.  However, certain transfers will not be treated as dispositions for such purposes, such as transfers to an estate or by inheritance upon a participant's death, a mere pledge or hypothecation, or a transfer into the name of the participant and another person as joint tenants.

Section 55 of the Code imposes an "alternative minimum tax" on an individual's income to the extent the amount of the alternative minimum tax exceeds the individual's regular tax for the year.  For purposes of computing the alternative minimum tax, the excess of the fair market value (on the date of exercise) of the shares received upon the exercise of an incentive option over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised.  If the shares are sold in the same year that the option is exercised, the regular tax treatment and the alternative tax treatment will be the same.  If the shares are sold during a year subsequent to that in which the option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale.  For example, assume that an individual pays an exercise price of $10 to purchase stock having a fair market value of $15 on the date of exercise.  The amount included in alternative minimum taxable income is $5, and the stock has a basis of $10 for regular tax purposes and $15 for alternative minimum tax purposes.  If the individual sells the stock in a subsequent year for $20, the gain recognized is $10 for regular tax purposes and $5 for alternative minimum tax purposes.

A participant who is subject to the alternative minimum tax in the year of exercise of an incentive option may claim as a credit against the participant's regular tax liability in future years, the amount of alternative minimum tax paid that is attributable to the exercise of the incentive option.  This credit is available in the first year following the year of exercise in which the participant has a regular tax liability.

Under the 2010 Plan, the Administrator may permit a participant to pay the exercise price of an incentive option by delivering shares of Common Stock of the Company already owned by the participant, valued at their fair market value on the date of exercise.  Generally, if the exercise price of an incentive option is paid with already-owned shares or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the participant on the already-owned shares exchanged.  A special rule applies, however, if the shares exchanged were previously acquired through the exercise of an incentive option and the applicable holding period requirements for favorable tax treatment of such shares have not been met at the time of the exchange.  In such event, the exchange will be treated as a disqualifying disposition of such shares and will result in the recognition of income to the participant, in accordance with the rules described above for disqualifying dispositions.  If this special rule does not apply, then the new shares received by the participant upon the exercise of the option equal in number to the old shares exchanged will have the same tax basis and holding period for capital gain purposes as the participant's basis and holding period in the old shares.  The balance of the shares received by the participant upon exercise of the option will have a tax basis equal to any cash paid by the participant, and if no cash was paid, the tax basis of such shares will be zero.  The holding period of the additional shares for capital gain purposes will commence on the date of exercise.  The holding period for purposes of the one-year and two-year periods described above will commence on the date of exercise as to all of the shares received upon the exercise of an incentive option.  If any of the shares subject to the basis allocation rules described above are subsequently transferred in a disqualifying disposition, the shares with the lowest tax basis will be treated as being transferred first.

Restricted Stock

The receipt of restricted stock will not result in a taxable event to the participant until the expiration of any repurchase rights retained by the Company with respect to such stock, unless the participant makes an election under Section 83(b) of the Code to be taxed as of the date of purchase.  If no repurchase rights are retained, or if a Section 83(b) election is made, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares.  Even if the purchase price and the fair market value of the shares are the same (in which case there would be no ordinary income), a Section 83(b) election must be made to avoid deferral of the date ordinary income is recognized.  The election must be filed with the Internal Revenue Service not later than 30 days after the date of transfer.

If no Section 83(b) election is made and repurchase rights are retained by the Company, a taxable event will occur on each date the participant's ownership rights vest (e.g., when the Company's repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest.  The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares.  Any income recognized by a participant who is an employee will be subject to income tax withholding by the Company out of the optionee's current compensation.  If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation.  The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.  The participant's basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized.

Effective Date of Plan

The effective date is July 23, 2010.  If our stockholders do not approve the 2010 Plan within 12 months after it was adopted by the Board of Directors, any incentive stock options granted under the 2010 Plan will be treated as Non-Qualified Stock Options.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

PROPOSAL 5.  RATIFICATION OF THE APPOINTMENT OF WEAVER & MARTIN, LLC AS AUDITORS FOR THE YEAR 2010

Our Board of Directors has selected Weaver & Martin, LLC to serve as our independent auditor for the current fiscal year, and the Board is asking stockholders to ratify that selection.  Although stockholders’ ratification of the Company’s independent auditor is not required by the bylaws or otherwise, the Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of Weaver & Martin for ratification by stockholders as a matter of good governance.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF WEAVER & MARTIN, LLC AS AUDITORS FOR THE FISCAL YEAR 2010.

Independent Public Accountants

Weaver & Martin, LLC has served as our principal independent public accountant since 2004. Representatives from that firm will not be present at the meeting of stockholders.  Therefore, they will not be making a statement and will not be available to respond to any questions.

Aggregate fees billed to the Company for the year ending December 31, 2009 by Weaver & Martin, LLC were as follows:

Audit Fees

The aggregate fees billed for professional services rendered by Weaver & Martin, LLC for the audit of our annual financial statements and review of the financial statements included in our Form 10-Q and services that are normally provided by an accountant in connection with statutory and regulatory filings or engagements for fiscal years 2009 and 2008 were $31,500 and $35,500, respectively.

Audit-Related Fees

The aggregate fees billed by Weaver & Martin, LLC for professional services rendered for audit-related fees for fiscal years 2009 and 2008 were $0 and $6,070, respectively.  Audit-related fees primarily include fees for certain audits of subsidiaries not required for purposes of Weaver & Martin’s audit of the Company’s consolidated financial statements or for any other statutory or regulatory requirements.

Tax Fees

The aggregate fees billed by Weaver & Martin, LLC for professional services rendered for tax fees for fiscal year 2009 was $4,420 and for fiscal year 2008 was $6,070.  Tax fees include fees for services relating to tax compliance, tax planning and tax advice.  These services include assistance regarding federal and state tax compliance and tax return preparation.

All Other Fees

There were no fees billed by Weaver & Martin, LLC for the fiscal years 2009 and 2008 other than the fees described above.

Audit Committee Policies and Procedures

Pursuant to the provisions contained in our Bylaws and Amended and Restated Articles of Incorporation, our Board of Directors performs the same functions as an audit committee.  While we do not have formal written Audit Committee policies and procedures in place, we do adhere to accounting standards set forth by the Financial Accounting Standards Board (“FASB”) with respect to financial reporting.

2009 Report of the Board of Directors in Lieu of Audit Committee

We have reviewed and discussed the consolidated financial statements of the Corporation and its subsidiary to be set forth in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009 with management of the Corporation and Weaver & Martin, LLC, independent public accountants for the Corporation.

We have discussed with Weaver & Martin, LLC the matters required to be discussed by Statement on Auditing Standards No. 61 as amended (AICPA Professional Standards, Vol. 1, AU Section 380 – Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

We have received the written disclosures and the letter from Weaver & Martin, LLC required by the applicable PCAOB requirements for independent accountant communications with audit committees with respect to auditor independence and have discussed with Weaver & Martin, LLC its independence from the Corporation.

Based on the review and discussions with management of the Corporation and Weaver & Martin, LLC referred to above, we recommended to the Board of Directors in lieu of an Audit Committee that the Corporation publish the consolidated financial statements of the Corporation and subsidiary for the year ended December 31, 2009 in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009.

It is not the duty of the Board of Directors to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and the Corporation’s independent public accountants.  In giving our recommendation to the Board of Directors, we relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (ii) the reports of the Corporation’s independent public accountants with respect to such financial statements.

Submitted by the members of the Board of Directors in lieu of an Audit Committee.

William E. Prince
E. Wayne Kinsey, III
Marion Sofield
Dr. Valgene L. Dunham
David N. Harry

OTHER MATTERS

As of the date of this statement, our management knows of no business to be presented at the meeting that is not referred to in the accompanying notice.  As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with their best judgment, including upon any stockholder proposal about which the Company did not receive timely notice.

Adjournments or Postponements

Although it is not expected, the Annual Meeting may be adjourned or postponed for the purpose of soliciting additional proxies.  Any adjournment or postponement of the Annual Meeting may be made without notice, other than by an announcement made at the Annual Meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Annual Meeting, whether or not a quorum exists.  Any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies will allow Integrated Environmental Technologies, Ltd. Stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Expenses of Proxy Solicitation

The principal solicitation of proxies will be made by mail.  Expense of distributing this Proxy Statement to Stockholders, which may include reimbursement to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by the Company.

Annual Report

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which includes our financial statements, and provides additional information about us, is enclosed with this proxy statement.  It is also available on the website of the Securities and Exchange Commission at www.sec.gov and on our website at www.ietltd.net.  You may obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, by sending a written request to:  Integrated Environmental Technologies, Ltd., 4235 Commerce Street, Little River, SC, 29566, Attention: Investor Relations.

Proposals of Stockholders

Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2011 Annual Meeting must be received by the Company by March 31, 2011.  The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.  It is suggested the proposal be submitted by certified mail -- return receipt requested.  Stockholders who intend to present a proposal at the 2011 Annual Meeting without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than June 30, 2011.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Householding Procedure

We have adopted a procedure called “householding,” which the SEC has approved.  Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials and the 2009 Annual Report on Form 10-K to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders.  This procedure reduces our printing costs, mailing costs, and fees.  Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.  Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials and the 2009 Annual Report on Form 10-K to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, these proxy materials or the 2009 Annual Report on Form 10-K, stockholders may write us at the following address:

Investor Relations
Integrated Environmental Technologies, Ltd.
4235 Commerce Street
Little River, South Carolina 29566

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

By order of the Board of Directors

William E. Prince
Chairman

Little River, South Carolina
_________, 2010

VOTE BY INTERNET – www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and
INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.	follow the instructions to obtain your records and to create an electronic voting
4235 COMMERCE STREET	instruction form.
LITTLE RIVER, SC 29566
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 p.m. Eastern Time the day before the cut-off date or meeting date.
Have your proxy card in hand when you call and then follow instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M25613-P99783	KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PROTION ONLY

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

The Board of Directors recommends you vote FOR the following proposals:

Vote on Proposals	For	Against	Abstain		For	Against	Abstain

1. Proposal to amend the Company’s Articles and Bylaws	☐	☐	☐	3. Proposal to amend the Company’s Articles of	☐	☐	☐
to modify the staggered terms of the classified				Incorporation to allow for 50,000,000 shares of
Board of Directors.				preferred stock, par value $0.001 per share.

2. Election of Director Nominees (vote for two Class I	For	Against	Abstain	4. Proposal to approve the 2010 Stock Incentive Plan.	☐	☐	☐
nominees, two Class II nominees and one Class III
Nominee):				5. Proposal to reaffirm the appointment of	☐	☐	☐
Weaver & Martin, LLC as auditors for the next year.
2a. William E. Prince (Class I)	☐	☐	☐

2b. E. Wayne Kinsey, III (Class I)	☐	☐	☐

2c. David N. Harry (Class II)	☐	☐	☐

2d. Marion C. Sofield (Class II)	☐	☐	☐

2e. Dr. Valgene Dunham (Class III)	☐	☐	☐

NOTE: Such other business as may properly come
Before the meeting or any adjournment thereof.

Please sign exactly as your name appears on your stock certificate(s). If the stock is
Issued in the names of two or more persons, all of them must sign this proxy. If signing
In representative capacity, please indicate your title.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

---------------------------------------------------------------------------------------------------------------------------------------

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.
PROXY

Annual Meeting of Stockholders
______________, 2010 11:00 AM
This proxy is solicited by the Board of Directors

The undersigned appoints William E. Prince, Chairman of Integrated Environmental Technologies, Ltd., with full power of substitution, the attorney and proxy of the undersigned, to attend the Annual Meeting of Stockholders of Integrated Environmental Technologies, Ltd., to be held __________, 2010, beginning at 11:00 a.m., Eastern Time, at Barefoot Resort Lakeside Conference Center, located at 2200 Premier Resorts, North Myrtle Beach, South Carolina, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Stockholders dated _________, 2010, a copy of which has been received by the undersigned.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE.  IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Continued and to be signed on reverse side

Exhibit A
PROPOSED AMENDED & RESTATED
ARTICLES OF INCORPORATION
OF
INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.
August ___, 2010
KNOW ALL MEN BY THESE PRESENTS:
That the undersigned, being at least eighteen (18) years of age and acting as the incorporator of the Corporation hereby being formed under and pursuant to the laws of the State of Nevada, does hereby certify that:
Article I - NAME
The exact name of this corporation is:
INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.
Article II - REGISTERED OFFICE AND RESIDENT AGENT
The registered office and place of business in the State of Nevada of this corporation shall be located at 9850 S. Maryland Parkway, Suite 197, Las Vegas, NV 89183.  The resident agent of the corporation is SLI, whose address is 9850 S. Maryland Parkway, Suite 197, Las Vegas, NV 89183.
Article III - DURATION
The Corporation shall have perpetual existence.

Article IV - PURPOSES
The purpose, object and nature of the business for which this corporation is organized are:
(a)  To engage in any lawful activity, (b) To carry on such business as may be necessary, convenient, or desirable to accomplish the above purposes, and to do all other things incidental thereto which are not forbidden by law or by these Articles of Incorporation.
Article V - POWERS
This Corporation is formed pursuant to Chapter 78 of the Nevada Revised Statutes.  The powers of the Corporation shall be those powers granted by 78.060 and 78.070 of the Nevada Revised Statutes under which this corporation is formed.  In addition, the corporation shall have the following specific powers:
(a)  To elect or appoint officers and agents of the corporation and to fix their compensation; (b)  To act as an agent for any individual, association, partnership, corporation or other legal entity; (c)  To receive, acquire, hold, exercise rights arising out of the ownership or possession thereof, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, association, partnerships, corporations, or governments; (d)  To receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the corporation, but such shares may only be purchased, directly or indirectly, out of earned surplus; (e)  To make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

Article VI - CAPITAL STOCK
Section 1.  Authorized Shares.  The total number of shares which the corporation is authorized to issue is Two Hundred Million (200,000,000) Common shares, and Fifty Million (50,000,000) Preferred shares, each of which are $0.001 par value.  The Board of Directors is authorized, subject to any limitations prescribed by the law of the State of Nevada, to provide in a resolution or resolutions for the issuance of the shares of Preferred Stock in one or more series, and, by filing a Certificate of Designation pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof, and to increase or decrease the number of shares of any such series (but not below the number of shares of such series then outstanding). The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote, unless a vote of any other holders is required pursuant to a Certificate of Designation establishing a series of Preferred Stock.
Section 2.  Voting Rights of Stockholders.  Each holder of the Common Stock shall be entitled to one vote for each share of stock standing in his name on the books of the corporation.

Section 3.  Consideration for Shares.  The Common Stock shall be issued for such consideration, as shall be fixed from time to time by the Board of Directors.  In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive.  When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be non-assessable.  The Articles shall not be amended in this particular.
Section 4.  Stock Rights and Options.  The corporation shall have the power to create and issue rights, warrants, or options entitling the holders thereof to purchase from the corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such times and prices as the Board of Directors may provide, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights.  In the absence of fraud, the judgment of the Directors as to the adequacy of consideration for the issuance of such rights or options and the sufficiency thereof shall be conclusive.
Article VII - MANAGEMENT
For the management of the business, and for the conduct of the affairs of the corporation, and for the future definition, limitation, and regulation of the powers of the corporation and its directors and stockholders, it is further provided:
Section 1.  Size of Board.  The initial number of the Board of Directors shall be five (5).  Thereafter, the number of directors shall be as specified in the Bylaws of the corporation, and such number may from time to time be increased or decreased in such manner as prescribed by the Bylaws.  Directors need not be stockholders.

Section 2.  Powers of Board.  In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is expressly authorized and empowered:
(a)  To make, alter, amend, and repeal the Bylaws subject to the power of the stockholders to alter or repeal the Bylaws made by the Board of Directors;
(b)  Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the corporation, or any of them, shall be open to stockholder inspection.  No stockholder shall have any right to inspect any of the accounts, books or documents of the corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the stockholders of the Corporation;
(c)  To authorize and issue, without stockholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge or mortgage, as security therefore, any real or personal property of the corporation, including after-acquired property;
(d)  To determine whether any and, if so, what part of the earned surplus of the corporation shall be paid in dividends to the stockholders, and to direct and determine other use and disposition of any such earned surplus;
(e)  To fix, from time to time, the amount of the profits of the corporation to be reserved as working capital or for any other lawful purpose;

(f)  To establish bonus, profit-sharing, stock option, or other types of incentive compensation plans for the employees, including officers and directors, of the corporation, and to fix the amount of profits to be shared or distributed, and to determine the persons to participate in any such plans and the amount of their respective participations.
(g)  To designate, by resolution or resolutions passed by a majority of the whole Board, one or more committees, each consisting of two or more directors, which, to the extent permitted by law and authorized by the resolution or the Bylaws, shall have and may exercise the powers of the Board;
(h)  To provide for the reasonable compensation of its own members by Bylaw, and to fix the terms and conditions upon which such compensation will be paid;
(i)  In addition to the powers and authority hereinbefore, or by statute, expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject, nevertheless, to the provisions of the laws of the State of Nevada, of these Articles of Incorporation, and of the Bylaws of the corporation.

Section 3.  Interested Directors.  No contract or transaction between this corporation and any of its directors, or between this corporation and any other corporation, firm, association, or other legal entity shall be invalidated by reason of the fact that the director of the corporation has a direct or indirect interest, pecuniary or otherwise, in such corporation, firm, association, or legal entity, or because the interested director was present at the meeting of the Board of Directors which acted upon or in reference to such contract or transaction, or because he participated in such action, provided that:  (1)  the interest of each such director shall have been disclosed to or known by the Board and a disinterested majority of the Board shall have, nonetheless, ratified and approved such contract or transaction (such interested director or directors may be counted in determining whether a quorum is present for the meeting at which such ratification or approval is given); or (2) the conditions of N.R.S. 78.140 are met.
Section 4.  Name and Address.  The name and post office address of the first Board of Directors which shall consist of five (5) persons who shall hold office until his successors are duly elected and qualified, are as follows:
NAME	ADDRESS
William E. Prince	4235 Commerce Street, Little River, SC 29566
E. Wayne Kinsey III	4235 Commerce Street, Little River, SC 29566
David N. Harry	4235 Commerce Street, Little River, SC 29566
Marion C. Sofield	4235 Commerce Street, Little River, SC 29566
Dr. Valgene Dunham	4235 Commerce Street, Little River, SC 29566

Article VIII - CLASSIFIED BOARD

The Board of Directors shall be divided into three classes:  Class I, Class II and Class III.  At the 2011 annual meeting of stockholders, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years.  At the 2012 annual meeting of stockholders, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years.  At the 2013 annual meeting of stockholders, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years.  At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.  Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his/her death, resignation or removal.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
Article IX - PLACE OF MEETING; CORPORATE BOOKS
Subject to the laws of the State of Nevada, the stockholders and the directors shall have power to hold their meetings, and the directors shall have power to have an office or offices and to maintain the books of the Corporation outside the State of Nevada, at such place or places as may from time to time be designated in the Bylaws or by appropriate resolution.

Article X - AMENDMENT OF ARTICLES
The provisions of these Articles of Incorporation may be amended, altered or repealed from time to time to the extent and in the manner prescribed by the laws of the State of Nevada, and additional provisions authorized by such laws as are then in force may be added.  All rights herein conferred on the directors, officers and stockholders are granted subject to this reservation.
Article XI - INCORPORATOR
The name and address of the incorporator signing these Articles of Incorporation are as follows:
NAME	POST OFFICE ADDRESS
Marion Sofield	4235 Commerce St., Little River, SC 29566

Article XII - LIMITED LIABILITY OF OFFICERS AND DIRECTORS
Except as hereinafter provided, the officers and directors of the corporation shall not be personally liable to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer.  This limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distributions prohibited by Nevada Revised Statutes Section 78.300.
Article XIII - TRANSACTIONS WITH STOCKHOLDERS
Section 1.  CONTROL SHARE ACQUISITION EXEMPTION.  The corporation elects not to be governed by the provisions of NRS.§78.378 to NRS.§78.3793 generally known as the “Control Share Acquisition Statute” under the Nevada Business Corporation Law, which contains a provision governing “Acquisition of Controlling Interest.”

Section 2.  COMBINATIONS WITH INTERESTED STOCKHOLDERS.  The corporation elects not to be governed by the provisions of NRS §78.411 through NRS §78.444, inclusive, of the Nevada Business Corporation Law.

IN WITNESS WHEREOF, the undersigned incorporator has executed these Amended & Restated Articles of Incorporation this ___ day of August, 2010.

                                                  _________________________________

Exhibit B

AMENDED & RESTATED

BYLAWS

OF

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.
a Nevada corporation

August ___, 2010

ARTICLE I

OFFICES

Section 1.                      PRINCIPAL OFFICES.  The principal office shall be in the City of Little River, State of South Carolina.

Section 2.                      OTHER OFFICES.  The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.                      PLACE OF MEETINGS.  Meetings of stockholders shall be held at any place within or without the State of Nevada designated by the board of directors.  In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

Section 2.                      ANNUAL MEETINGS.  The annual meetings of stockholders shall be held at a date and time designated by the board of directors.  (At such meetings, directors shall be elected and any other proper business may be transacted by a plurality vote of stockholders.)

Section 3.                      SPECIAL MEETINGS.  A special meeting of the stockholders, for any purpose or purposes whatsoever, unless prescribed by statute or by the articles of incorporation, may be called at any time by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at any such meeting.

The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation.  The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request.  If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice.  Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

Section 4.                      NOTICE OF STOCKHOLDERS' MEETINGS.  All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed.  The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, or (ii) in the case of the annual meeting those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders.  The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the articles of incorporation, (iii) a reorganization of the corporation, (iv) dissolution of the corporation, or (v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

Section 5.                      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.  Notice of any meeting of stockholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice.  If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located.  Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership.  Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.  In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

If any notice addressed to a stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.

An affidavit of the mailing or other means of giving any notice of any stockholders' meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 6.                      QUORUM.  The presence in person or by proxy of the holders of one-third (33%) of the shares issued and outstanding and entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business, except as otherwise provided by statute or the articles of incorporation.  The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 7.                      ADJOURNED MEETING AND NOTICE THEREOF.  Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken.  At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Section 8.                      VOTING.  Unless a record date set for voting purposes be fixed as provided in Section 1 of Article VII of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting.  Any stockholder entitled to vote on any matter other than elections of directors or officers, may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote.  Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a stockholder at any election and before the voting begins.

When a quorum is present at any meeting, whether the same be an original or an adjourned session, a plurality of the votes properly cast for election to any office shall elect to such office and a majority of the votes properly cast upon any question other than an election to an office shall decide the question, except when a larger vote is required by law, by the certificate of incorporation or by these by-laws. No ballot shall be required for any election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.

Section 9.                      WAIVER OF NOTICE OR CONSENT BY ABSENT STOCKHOLDERS.  The transactions at any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof.  The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of such proposal.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

Section 10.                      STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.  Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records.  Any stockholder giving a written consent, or the stockholder's proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

Section 11.                      PROXIES.  Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation.  A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney in fact.  A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution.  Subject to the above and the provisions of Section 78.355 of the Nevada General Corporation Law, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

Section 12.                      INSPECTORS OF ELECTION.  Before any meeting of stockholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment.  If no inspectors of election are appointed, the chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting.  The number of inspectors shall be either one (1) or three (3).  If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed.  If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors before the meeting, or by the chairman at the meeting.

The duties of these inspectors shall be as follows:

(a)           Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b)           Receive votes, ballots, or consents;

(c)           Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)           Count and tabulate all votes or consents;

(e)           Determine the election result; and

(f)           Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

ARTICLE III

DIRECTORS

Section 1.                      POWERS.  Subject to the provisions of the Nevada General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power and authority to:
(a)           Select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service.

(b)           Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders' meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.

(c)           Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, or tangible or intangible property actually received.

(d)           Borrow money and incur indebtedness for the purpose of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

Section 2.                      NUMBER, TERM, AND QUALIFICATIONS.  The number of directors which shall constitute the board, subject to the limitations set forth in the Articles of Incorporation, shall be determined by resolution of a majority of the total number of directors if there were no vacancies (the "Whole Board"), or by the stockholders at the annual meeting of the stockholders or a special meeting called for such purpose.  Directors need not be residents of the state of incorporation or stockholders of the corporation.

Section 3.                      CLASSIFIED BOARD.  The Board of Directors shall be divided into three classes:  Class I, Class II and Class III directors.  At the 2011 annual meeting of stockholders, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years.  At the 2012 annual meeting of stockholders, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years.  At the 2013 annual meeting of stockholders, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years.  At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.  Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his/her death, resignation or removal.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 4.                      RESIGNATION AND REMOVAL OF DIRECTORS.  Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified.  Unless such resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective.  The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony.  Any or all of the directors may be removed without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote.  No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

Section 5.                      VACANCIES.  Vacancies in the board of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director.  Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

A vacancy in the board of directors exists as to any authorized position of directors which is not then filled by a duly elected director, whether caused by death, resignation, removal, increase in the authorized number of directors or otherwise.

The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.  If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

If after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the stockholders to elect the entire board.  The term of office of any director not elected by the stockholders shall terminate upon the election of a successor.

Section 6.                      PLACE OF MEETINGS.  Regular meetings of the board of directors shall be held at any place within or without the State of Nevada that has been designated from time to time by resolution of the board.  In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation.  Special meetings of the board shall be held at any place within or without the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or there is not notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

Section 7.                      ANNUAL MEETINGS.  Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of transaction of other business.  Notice of this meeting shall not be required.

Section 8.                      OTHER REGULAR MEETINGS.  Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors.  Such regular meetings may be held without notice, provided the notice of any change in the time of any such meetings shall be given to all of the directors.  Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors.

Section 9.                      SPECIAL MEETINGS.  Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or facsimile, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation.  In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting.  In case such notice is delivered personally, or by telephone or facsimile, it shall be delivered personally or by telephone or facsimile at least forty-eight (48) hours prior to the time of the holding of the meeting.  Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director.  The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

Section 10.                      QUORUM.  A majority of the Whole Board shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided.  Every act or decision done or made by a majority of the Whole Board present at a meeting duly held at which a quorum is present shall be regarded as the act of the Whole Board, subject to the provisions of Section 78.140 of the Nevada General Corporation Law (approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 78.125 (appointment of committees), and Section 78.751 (indemnification of directors).  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 11.                      WAIVER OF NOTICE.  The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof.  The waiver of notice of consent need not specify the purpose of the meeting.  All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.  Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

Section 12.                      ADJOURNMENT.  A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 13.                      NOTICE OF ADJOURNMENT.  Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 7 of this Article III, to the directors who were not present at the time of the adjournment.

Section 14.                      ACTION WITHOUT MEETING.  Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action.  Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors.  Such written consent or consents shall be filed with the minutes of the proceedings of the board.

Section 15.                      FEES AND COMPENSATION OF DIRECTORS.  Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors.  Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV

COMMITTEES

Section 1.                      COMMITTEES OF DIRECTORS.  The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board.  The board may designate one or more directors as alternate members of any committees, who may replace any absent member at any meeting of the committee.  Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with regard to:

(a)           the approval of any action which, under the Nevada General Corporation Law, also requires stockholders' approval or approval of the outstanding shares;

(b)           the filling of vacancies on the board of directors or in any committees;

(c)           the fixing of compensation of the directors for serving on the board or on any committee;

(d)           the amendment or repeal of bylaws or the adoption of new bylaws;

(e)           the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

(f)           a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

(g)           the appointment of any other committees of the board of directors or the members thereof.

Section 2.                      MEETINGS AND ACTION BY COMMITTEES.  Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III, Sections 6 (place of meetings), 8 (regular meetings), 9 (special meetings and notice), 10 (quorum), 11 (waiver of notice), 12 (adjournment), 13 (notice of adjournment) and 14 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the board of directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.  The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.  The committees shall keep regular minutes of their proceedings and report the same to the board when required.

ARTICLE V

OFFICERS

Section 1.                      OFFICERS.  The officers of the corporation shall be a president, a secretary and a treasurer.  The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V.  Any two or more offices may be held by the same person.

Section 2.                      ELECTION OF OFFICERS.  The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment.  The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board.  The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

Section 3.                      SUBORDINATE OFFICERS, ETC.  The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

Section 4.                      REMOVAL AND RESIGNATION OF OFFICERS.  The officers of the corporation shall hold office until their successors are chosen and qualify.  Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation.  Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.  Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Section 5.                      VACANCIES IN OFFICES.  A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

Section 6.                      CHAIRMAN OF THE BOARD.  The chairman of the board, if such an officer be elected, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws.  If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article V.

Section 7.                      PRESIDENT.  Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation.  He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, of if there be none, at all meetings of the board of directors.  He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws.  He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

Section 8.                      VICE PRESIDENTS.  In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president.  The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the president or the chairman of the board.

Section 9.                      SECRETARY.  The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and shall record, keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' and committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of stockholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, as may be prescribed by the board of directors or by the bylaws.

Section 10.                      TREASURER.  The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares.  The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors.  He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

If required by the board of directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
AND OTHER AGENTS

Section 1.                      ACTIONS OTHER THAN BY THE CORPORATION.  The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 2.                      ACTIONS BY THE CORPORATION.  The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation.  Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 3.                      SUCCESSFUL DEFENSE.  To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

Section 4.                      REQUIRED APPROVAL.  Any indemnification under Sections 1 and 2, unless ordered by a court or advanced pursuant to Section 5, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances.  The determination must be made:

(a)           By the stockholders;

(b)           By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

(c)           If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d)           If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Section 5.                      ADVANCE OF EXPENSES.  The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.  The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

Section 6.                      OTHER RIGHTS.  The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VI:

(a)           Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 2 or for the advancement of expenses made pursuant to Section 5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b)           Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Section 7.                      INSURANCE.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

Section 8.                      RELIANCE ON PROVISIONS.  Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.

Section 9.                      SEVERABILITY.  If any of the provisions of this Article are held to be invalid or unenforceable, this Article shall be construed as if it did not contain such invalid or unenforceable provision and the remaining provisions of this Article shall remain in full force and effect.

Section 10.                      RETROACTIVE EFFECT.  To the extent permitted by applicable law, the rights and powers granted pursuant to this Article VI shall apply to acts and actions occurring or in progress prior to its adoption by the board of directors.

ARTICLE VII

RECORDS AND BOOKS

Section 1.                      MAINTENANCE OF SHARE REGISTER.  The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

Section 2.                      MAINTENANCE OF BYLAWS.  The corporation shall keep at its principal executive office, or if its principal executive office is not in this State at its principal business office in this State, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.  If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, the secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the bylaws as amended to date.

Section 3.                      MAINTENANCE OF OTHER CORPORATE RECORDS.  The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation.  The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this corporation and any subsidiary of this corporation.  Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.  The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.

Section 4.                      ANNUAL REPORT TO STOCKHOLDERS.  Nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the stockholders of the corporation as they deem appropriate.

Section 5.                      FINANCIAL STATEMENTS.  A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months.

Section 6.                      ANNUAL LIST OF DIRECTORS, OFFICERS AND RESIDENT AGENT.  The corporation shall, on or before January 31st of each year, file with the Secretary of State of the State of Nevada, on the prescribed form, a list of its officers and directors and a designation of its resident agent in Nevada.

ARTICLE VIII

GENERAL CORPORATE MATTERS

Section 1.                      RECORD DATE.  For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to any other action, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date is fixed as aforesaid, except as otherwise provided in the Nevada General Corporation Law.

If the board of directors does not so fix a record date:

(a)           The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

(b)           The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

(c)           The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Section 2.                      CLOSING OF TRANSFER BOOKS.  The directors may prescribe a period not exceeding sixty (60) days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a date not more than sixty (60) days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

Section 3.                      REGISTERED STOCKHOLDERS.  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Section 4.                      CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS.  All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

Section 5.                      CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED.  The board of directors, except as in the bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

Section 6.                      STOCK CERTIFICATES.  A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon.  All certificates shall be signed in the name of the corporation by the president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder.  When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relatives, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate must set forth in full or summarize the rights of the holders of such stock.  Any or all of the signatures on the certificate may be facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and canceled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate thereto fore issued is alleged to have been lost, stolen or destroyed.  In case of any such allegedly lost, stolen or destroyed certificate, the corporation may require the owner thereof or the legal representative of such owner to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 7.                      DIVIDENDS.  Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

Section 8.                      FISCAL YEAR.  The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Section 9.                      SEAL.  The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, Nevada."

Section 10.                      REPRESENTATION OF SHARES OF OTHER CORPORATIONS.  The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation.  The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

Section 11.                      CONTROL SHARE ACQUISITION EXEMPTION.  The corporation elects not to be governed by the provisions of NRS §78.378 to NRS §78.3793 inclusive, generally known as the “Control Share Acquisition Statute” under the Nevada Business Corporation Law, which contains a provision governing “Acquisition of Controlling Interest.”

Section 12.                      COMBINATIONS WITH INTERESTED STOCKHOLDERS.  The corporation elects not to be governed by the provisions of NRS §78.411 through NRS §78.444, inclusive, of the Nevada Business Corporation Law.

Section 13.                      CONSTRUCTION AND DEFINITIONS.  Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of the bylaws.  Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

ARTICLE IX

AMENDMENTS

Section 1.                      AMENDMENTS.  These bylaws or any of them may be altered or repealed, and new bylaws may be adopted, by the stockholders by a vote at a meeting or by written consent without a meeting.  The board of directors shall also have the power, by a majority vote of the Whole Board, to alter or repeal any of these bylaws, and to adopt new bylaws, except as otherwise provided by law or by the articles of incorporation.

CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify:

1.           That I am the duly elected and acting secretary of INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD., a Nevada corporation; and

2.           That the foregoing Bylaws, comprising twenty (20) pages, constitute the Bylaws of said corporation as duly adopted and approved by the board of directors of said corporation by a Unanimous Written Consent dated as of ________, 2010, and duly adopted and approved by the stockholders of said corporation at a special meeting held on August ___, 2010.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this ____ day of August, 2010.

                                     _________________________________
                                     Marion C. Sofield, Secretary

Exhibit C

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

2010 STOCK INCENTIVE PLAN

This 2010 STOCK INCENTIVE PLAN (the "Plan") is hereby established by Integrated Environmental Technologies, Ltd. on July 23, 2010 (the "Effective Date").

ARTICLE 1.

PURPOSES OF THE PLAN

1.1           Purposes. The purposes of the Plan are (a) to enhance the Company's ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

ARTICLE 2.

DEFINITIONS

For purposes of this Plan, the following terms shall have the meanings indicated:

2.1           Administrator. "Administrator" means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

2.2           Affiliated Company. "Affiliated Company" means any "parent corporation" or "subsidiary corporation" of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(1) of the Code, respectively.

2.3           Board. "Board" means the Board of Directors of the Company.

2.4           Change in Control. "Change in Control" shall mean:

(a) The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company;

(b) A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(c) A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger;

(d) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s); or

(e) The approval by the shareholders of a plan or proposal for the liquidation or dissolution of the Company.

2.5           Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.6           Committee. "Committee" means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 7.1 hereof.

2.7           Common Stock. "Common Stock" means the Common Stock of the Company, subject to adjustment pursuant to Section 4.2 hereof.

2.8           Consultant. "Consultant" means any consultant or advisor if: (i) the consultant or advisor renders bona fide services to the Company or any Affiliated Company; (ii) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (iii) the consultant or advisor is a natural person who has contracted directly with the Company or any Affiliated Company to render such services.

2.9           Covered Employee. "Covered Employee" means the chief executive officer of the Company (or the individual acting in such capacity) and the four (4) other individuals that are the highest compensated officers of the Company for the relevant taxable year for whom total compensation is required to be reported to shareholders under the Exchange Act. Provisions in this Plan making reference to a Covered Employee shall apply only at such time that the Company is Publicly Held.

2.10           Disability. "Disability" means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator's determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

2.11           Effective Date. "Effective Date" means the date on which the Plan is adopted by the Board, as set forth on the first page hereof.

2.12           Exchange Act. "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

2.13           Exercise Price. "Exercise Price" means the purchase price per share of Common Stock payable upon exercise of an Option.

2.14           Fair Market Value. "Fair Market Value" on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day for which a closing sale price is reported.

(b) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

2.15           Incentive Option. "Incentive Option" means any Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

2.16           Incentive Option Agreement. "Incentive Option Agreement" means an Option Agreement with respect to an Incentive Option.

2.17           FINRA Dealer. "FINRA Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

2.18           Nonqualified Option. "Nonqualified Option" means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Shareholder or because it exceeds the annual limit provided for in Section 5.6 below, it shall to that extent constitute a Nonqualified Option.

2.19           Nonqualified Option Agreement. "Nonqualified Option Agreement" means an Option Agreement with respect to a Nonqualified Option.

2.20           Option. "Option" means any option to purchase Common Stock granted pursuant to the Plan.

2.21           Option Agreement. "Option Agreement" means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

2.22           Optionee. "Optionee" means a Participant who holds an Option.

2.23           Participant. "Participant" means an individual or entity who holds an Option or Restricted Stock under the Plan.

2.24           Publicly Held. "Publicly Held" means, with respect to the Company, any point in time in which any class of common equity securities of the Company are required to be registered under Section 12 of the Exchange Act.

2.25           Purchase Price. "Purchase Price" means the purchase price per share of Restricted Stock.
2.26           Restricted Stock. "Restricted Stock" means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

2.27           Service Provider. "Service Provider" means a Consultant or other natural person the Administrator authorizes to become a Participant in the Plan and who provides services to (i) the Company, (ii) an Affiliated Company, or (iii) any other business venture designated by the Administrator in which the Company (or any entity that is a successor to the Company) or an Affiliated Company has a significant ownership interest.

2.28           Stock Purchase Agreement. "Stock Purchase Agreement" means the written agreement entered into between the Company and a Participant with respect to the purchase of Restricted Stock under the Plan.

2.29           10% Shareholder. "10% Shareholder" means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

ARTICLE 3.

ELIGIBILITY

3.1           Incentive Options. Only employees of the Company or of an Affiliated Company (including officers of the Company and members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2           Nonqualified Options and Restricted Stock. Employees of the Company or of an Affiliated Company, officers of the Company and members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or acquire Restricted Stock under the Plan.

3.3           Section 162(m) Limitation. Subject to the provisions of Section 4.2, no employee of the Company or of an Affiliated Company shall be eligible to be granted Options covering more than 2,000,000 shares of Common Stock during any calendar year. The foregoing shall not apply, however, until the first date upon which the Company is Publicly Held, and following the date that the Company is Publicly Held, this Section 3.3 shall not apply until such time as first required by Section 162(m) of the Code and the rules and regulations thereunder.

ARTICLE 4.

PLAN SHARES

4.1           Shares Subject to the Plan. A total of 10,000,000 shares of Common Stock may be issued under the Plan, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. Of this total, 5,000,000 shares are available for issuance pursuant to Incentive Options. For purposes of this Section 4.1, in the event that (a) all or any portion of any Option or Restricted Stock granted or offered under the Plan can no longer under any circumstances be exercised or otherwise become vested, or (b) any shares of Common Stock are reacquired by the Company which were initially the subject of an Incentive Option Agreement, Nonqualified Option Agreement or Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option or such Stock Purchase Agreement, or the shares so reacquired, shall again be available for grant or issuance under the Plan.

4.2           Changes in Capital Structure. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, combination of shares, reclassification, stock dividend, or other similar change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, the number and kind of shares and the price per share subject to outstanding Option Agreements and Stock Purchase Agreements and the limit on the number of shares under Section 3.3, all in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

ARTICLE 5.

OPTIONS

5.1           Option Agreement. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement that shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

5.2           Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 100% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Option is granted is a 10% Shareholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted. However, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424 of the Code.

5.3           Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock held by the Optionee (provided that shares acquired pursuant to the exercise of options granted by the Company must have been held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Optionee's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Optionee; (f) the waiver of compensation due or accrued to the Optionee for services rendered; (g) provided that a public market for the Common Stock exists, a "same day sale" commitment from the Optionee and an FINRA Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the FINRA Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (h) provided that a public market for the Common Stock exists, a "margin" commitment from the Optionee and an FINRA Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the FINRA Dealer in a margin account as security for a loan from the FINRA Dealer in the amount of the Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (i) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.

5.4           Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Shareholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

5.5           Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator. An Option granted to an employee who is not an officer, a director or Consultant of the Company must vest at a rate of at least 20% per year over a period of five years from the date of grant, subject to reasonable conditions such as continued employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 30 days following termination for any reason other than "Cause" as defined in any Option Agreement, and that the Optionee shall have the right to exercise the Option for at least six months if such termination was due to the death or Disability of the Optionee.

5.6           Annual Limit on Incentive Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

5.7           Nontransferability of Options. Except as otherwise provided by the Administrator in an Option Agreement and as permissible under applicable law, no Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee.

5.8           Rights as Shareholder. An Optionee or permitted transferee of an Option shall have no rights or privileges as a shareholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

5.9           Company's Repurchase Right. In the event of termination of a Participant's Continuous Service for any reason whatsoever (including death or disability), the Option Agreement may provide, in the discretion of the Administrator, that the Company, or its assignee, shall have the right, exercisable at the discretion of the Administrator, to repurchase shares of Common Stock acquired pursuant to the exercise of an Option at any time prior to the consummation of the Company's initial public offering of securities in an offering registered under the Securities Act of 1933, as amended, and at the price equal to the Fair Market Value per share of Common Stock as of the date of termination of Optionee's employment. The repurchase right provided in this Section 5.9 shall terminate and be of no further force or effect following the consummation of an underwritten public offering of the Company's Common Stock.

In any event, the right to repurchase must be exercised within sixty (60) days of the termination of Participant's Continuous Service (or in the case of Common Stock issued upon exercise of Options after the date of termination, within sixty (60) days after the date of the exercise) and may be paid by the Company, or its assignee, by cash, check, or cancellation of indebtedness within thirty (30) days of the expiration of the right to exercise.

5.10            Unvested Shares. The Administrator shall have the discretion to grant Options which are exercisable for unvested shares of Common Stock. Should the Optionee cease being an employee, a Service Provider, an officer or director of the Company while owning such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right. The Administrator may not impose a vesting schedule upon any Option grant or the shares of Common Stock subject to that Option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the Option grant date. However, such limitation shall not be applicable to any Option grants made to individuals who are officers, directors or Consultants of the Company.

ARTICLE 6.

RESTRICTED STOCK

6.1           Issuance and Sale of Restricted Stock. The Administrator shall have the right to issue shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives. The Purchase Price of Restricted Stock shall be determined by the Administrator, provided that (a) the Purchase Price shall not be less than 85% of Fair Market Value of the stock on the date the Restricted Stock is granted or at the time the purchase is consummated, or (b) if the person to whom a right to purchase Restricted Stock is granted is a 10% Shareholder on the date of grant, the Purchase Price shall not be less than 100% of Fair Market Value of the stock on the date the Restricted Stock is granted or at the time the purchase is consummated.

6.2           Restricted Stock Purchase Agreements. A Participant shall have no rights with respect to the shares of Restricted Stock covered by a Stock Purchase Agreement until the Participant has paid the full Purchase Price to the Company in the manner set forth in Section 6.3 hereof and has executed and delivered to the Company the Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

6.3           Payment of Purchase Price. Subject to any legal restrictions, payment of the Purchase Price may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant that have been held by the Participant for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes, which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the Participant's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Participant; (f) the waiver of compensation due or accrued to the Participant for services rendered; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

6.4           Rights as a Shareholder. Upon complying with the provisions of Section 6.2 hereof, a Participant shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to a Stock Purchase Agreement, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in such Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Stock Purchase Agreement.

6.5           Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement. In the event of termination of a Participant's employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase (i) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination (provided that the right to repurchase at the original Purchase Price shall lapse at the rate of at least 20% per year over five (5) years from the date of the Stock Purchase Agreement for Participants other than directors, officers and Consultants of the Company), and (ii) at Fair Market Value, any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Stock Purchase Agreement.

In any event, the right to repurchase must be exercised within sixty (60) days of the termination of Participant's Continuous Service, and may be paid by the Company or its assignee by cash, check, or cancellation of indebtedness within thirty (30) days of the expiration of the right to exercise.

6.6           Vesting of Restricted Stock. Subject to Section 6.5 above, the Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

6.7           Dividends. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

ARTICLE 7.

ADMINISTRATION OF THE PLAN

7.1           Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Code and Section 16 of the Exchange Act. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

7.2           Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options or rights to purchase Restricted Stock shall be granted, the number of shares to be represented by each Option and the number of shares of Restricted Stock to be offered, and the consideration to be received by the Company upon the exercise of such Options or sale of such Restricted Stock; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of; Option Agreements and Stock Purchase Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant's rights under any Option or Stock Purchase Agreement under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement or Stock Purchase Agreement; (g) to accelerate the vesting of any Option or release or waive any repurchase rights of the Company with respect to Restricted Stock; (h) to extend the exercise date of any Option or acceptance date of any Restricted Stock; (i) to provide for rights of first refusal and/or repurchase rights in any Option Agreement or Stock Purchase Agreement; (t) to amend outstanding Option Agreements and Stock Purchase Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original Agreement or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.

7.3           Limitation on Liability. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person's conduct in the performance of duties under the Plan.

ARTICLE 8.

CHANGE IN CONTROL

8.1           Change in Control. In order to preserve a Participant's rights in the event of a Change in Control of the Company:

(a) The Administrator shall have the discretion to provide in each Option Agreement or Stock Purchase Agreement the terms and conditions that relate to (i) vesting of such Option or Restricted Stock in the event of a Change in Control, and (ii) assumption of such Options or Stock Purchase Agreements or issuance of comparable securities under an incentive program in the event of a Change in Control. The aforementioned terms and conditions may vary in each Option Agreement and Stock Purchase Agreement.

(b) If the terms of an outstanding Option Agreement provide for accelerated vesting in the event of a Change in Control, or to the extent that an Option is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or "spread") between: (x) the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the Exercise Price of the Option.

(c) Outstanding Options shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

(d) The Administrator shall cause written notice of a proposed Change in Control transaction to be given to Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

ARTICLE 9.

AMENDMENT AND TERMINATION OF PLAN

9.1           Amendments. The Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement or Stock Purchase Agreement without such Participant's consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

9.2           Plan Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options or Restricted Stock may be granted under the Plan thereafter, but Option Agreements and Stock Purchase Agreements then outstanding shall continue in effect in accordance with their respective terms.

ARTICLE 10.

TAX WITHHOLDING

10.1           Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised or Restricted Stock issued under the Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant's tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

ARTICLE 11.

MISCELLANEOUS

11.1           Benefits Not Alienable. Other than as provided above, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

11.2           No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to limit the right of the Company or any Affiliated Company to discharge any Participant at any time.

11.3           Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

11.4           Shareholder Approval. The Company shall obtain shareholder approval of the Plan within twelve (12) months before or after the adoption of the Plan by the Board of Directors.